UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23978

MA Specialty Credit Income Fund

(Exact name of registrant as specified in charter)

3 W Main Street, Suite 301

Irvington, NY 10533

(Address of principal executive offices) (Zip code)

Paul Grady

MA Asset Management, LLC

3 W Main St., Suite 301

Irvington, New York 10533

(Name and address of agent for service)

registrant's telephone number, including area code: (914) 670-8996

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(a)

MA Specialty Credit Income Fund

Annual Report

For the Year Ended December 31, 2025

MA Specialty Credit Income Fund
Table of Contents

MA Specialty Credit Income Fund
Shareholder Letter
December 31, 2025 (Unaudited)

Dear Shareholders,

We are pleased to present the Annual Report for MA Specialty Credit Income Fund (the “Fund”) for the fiscal period ended December 31, 2025. We appreciate your continued trust as we work to deliver consistent, resilient returns aligned with the Fund’s objectives.

The macro backdrop in 2025 shifted to softer growth as inflation eased and the labor market loosened modestly. Financial conditions relaxed through the second half, prompting a policy pivot from “higher for longer” to a cautious easing cycle that compressed rates and supported risk assets late in the year. Within private credit, the second half of the year saw heightened attention following a small number of idiosyncratic defaults. These situations reflected borrower-specific challenges rather than broad-based stress, and they did not meaningfully alter the overall health of the credit environment. Against this backdrop, the Fund has its focus on asset backed lending. The Fund’s investments are supported by collateral and cash flow-based structures that we believe offer strong downside protection and more predictable recovery profiles than typical corporate direct lending strategies.

Within this environment, we continue to focus on building a portfolio backed by quality assets and strong structures. The Fund’s investments are supported by collateral such as patient financing receivables, insurance premium finance contracts, and other asset backed exposures. Our direct origination approach allows us to work closely with sponsors and operating partners, negotiate terms that align interests, and conduct detailed diligence on both the underlying assets and the servicing platforms.

Over the last twelve months we closed five new transactions and upsized two existing positions in strategies where we have seen opportunity. These additions were sourced through our established origination channels across commercial, consumer, and specialty finance and were structured to fit within our broader risk framework.

Since operations began on May 28, 2024, the Fund has generated a cumulative net return of 14.79% through December 31, 2025, including a return of 9.20% for the year ended December 31, 2025. For the same twelve-month period, the IG Bonds (BBG AGG) returned 7.30% and the High Yield (BBG HY) index returned 8.62%. Fund performance in 2025 was driven by a diversified credit portfolio of directly originated loans spanning insurance premium finance, patient financing, consumer specialty receivables, and accounts receivable lending, combined with active pricing and workout management where appropriate.

We believe MA SCIF’s positioning remains relatively balanced across our three core sectors: commercial, consumer, and specialty. Looking ahead, we believe the opportunity set for credit investors remains compelling. We continue to favor the commercial sector, while maintaining a disciplined and selective approach to consumer exposure. Our team will continue to emphasize disciplined underwriting, rigorous credit selection, and active portfolio monitoring.

We thank you for your confidence and look forward to updating you on the Fund’s progress.

Sincerely,

Ashees Jain

US Chief Investment Officer
MA Asset Management, LLC

The performance data quoted represents past performance and is not a guarantee of future results.

MA Specialty Credit Income Fund is distributed by Distribution Services, LLC, 190 Middle Street, Suite 190, Portland ME, 04101. Distribution Services, LLC and MA Asset Management are unaffiliated.

1.       The MA Specialty Credit Income Fund is a “non-diversified” Fund under the Investment Company Act of 1940. Changes in the market value of a single holding may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended as a complete investment program but instead as a way to help investors diversify into credit related investments.

2.       Net return is calculated on a compounded basis.

3.       There is no guarantee that the Fund can or will pay distributions or whether any of the distributions will be derived from return of capital.

4.       “IG Bonds” refers to investment-grade bonds, benchmarked against the Bloomberg U.S. Aggregate Index (BBG AGG), a broad-based benchmark measuring the U.S. dollar-denominated, investment-grade, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS, and CMBS (agency and non-agency).

5.       “High Yield” refers to high-yield investments, benchmarked against the Bloomberg U.S. Corporate High Yield Index (BBG HY), which tracks the U.S. dollar-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, as defined by the index methodology, are excluded.

MA Specialty Credit Income Fund
Fund Performance
December 31, 2025 (Unaudited)

This chart represents historical performance of a hypothetical investment of $1,000,000 of the Fund, Bloomberg Aggregate Bond Index*, and Bloomberg U.S. Corporate High Yield** from May 28, 2024 (commencement of operations) to December 31, 2025 and includes the reinvestment of dividends and capital gains.

	For the Year Ended December 31, 2025	Since Inception (average annual)
MA Specialty Credit Income Fund – Class S	9.20%	9.57%
Bloomberg Aggregate Bond Index	7.30%	6.15%
Bloomberg U.S. Corporate High Yield	8.62%	9.42%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 844-994-4822.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For the Fund’s current expense ratio, please refer to the Financial Highlights Section of this report.

*       The Bloomberg U.S. Aggregate Bond Index measures the performance of investment-grade, USD-denominated, fixed-rate taxable bond market. The index is unmanaged and it is not possible to invest in an index.

**     The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. The index is unmanaged and it is not possible to invest in an index.

MA Specialty Credit Income Fund
Consolidated Schedule of Investments
December 31, 2025

Description	Interest	Maturity Date	Shares/ Principal	Cost	Value
Collateralized Loan Obligations (5.83%)
ABPCI Direct 2024-17(a)(b)	11.85% (3-Month SOFR +8.00%)	8/1/2036	$1,500,000	$1,498,125	$1,514,738
BCRED CLO 2025-1(a)(b)	5.26% (3-Month SOFR +1.38%)	4/20/2037	1,850,000	1,848,150	1,848,523
HPS Private Credit CLO 2025-3(a)(b)	11.54% (3-Month SOFR +7.45%)	7/20/2037	2,000,000	2,034,953	1,987,784
JCP Direct Lending CLO 2023-1(a)(b)	7.38% (3-Month SOFR + 3.50%)	7/20/2037	1,227,500	1,228,999	1,230,001
MCF CLO VIII(a)(b)	11.88% (3-Month SOFR + 8.00%)	4/18/2036	2,500,000	2,561,339	2,534,415
Total Collateralized Loan Obligations				9,171,566	9,115,461

Private Investment Vehicles (15.82%)
MSM SLPP ONSHORE LP(c)(d)			24,604,052	24,604,052	24,712,876
Total Private Investment Vehicles				24,604,052	24,712,876

Private Loans (74.25%)
ABL REVOLVER IHC(a)(e)	13.37% (1-Month SOFR + 9.50%)	6/30/2026	4,107,414	4,107,414	4,122,641
ABL REVOLVER RF(a)(e)(f)	13.12% (1-Month SOFR + 9.25%)	4/15/2028	9,600,557	9,600,557	9,691,284
ABL TERM PCG(e)(f)	12.00%	6/28/2027	898,989	898,989	901,868
ABL TERM GP(a)(e)	10.66% (Daily SOFR + 7.00%)	9/27/2028	25,000,000	25,000,000	25,132,225
ABL TERM VI(e)	13.50%	11/20/2027	15,000,000	15,000,000	15,053,445
ABL TERM HFD(e)	15.00%	4/30/2027	30,000,000	30,000,000	30,011,760
ABL TERM HFD UNI A(e)	10.00%	10/24/2026	1,360,000	1,360,000	1,365,709
ABL TERM HFD UNI B(e)	17.35%	10/24/2026	12,240,000	12,240,000	12,286,549
ABL TERM JCP(a)(e)	10.50% (3-Month SOFR + 6.5%)	9/22/2030	12,000,000	12,000,000	12,000,000
BE OLD I LLC ELC(d)(e)(f)(g)	11.00%	2/22/2029	7,462,517	6,087,777	4,940,602
BE OLD I LLC 2ALC(d)(e)(f)(g)	12.00%	12/10/2028	740,215	614,585	501,684
Total Private Loans				116,909,322	116,007,767

Private Real Estate Debt (2.55%)
XCAL 2023-MSN10 B1(a)(b)(e)(f)(h)(i)	10.37% (1-Month SOFR + 6.50%)		1,323,087	1,323,087	1,319,779
XCAL 2023-MSN10 B2(a)(b)(e)(f)(i)(j)	0.00%		541,667	541,667	81,250
XCF 2024-OSL A(a)(b)(e)(f)(k)	8.75% (SOFR Floor 4.75% + 4.00%)	2/15/2026	2,000,000	2,000,000	2,028,234
XCF 2024-OSL B2(a)(b)(e)(f)(k)	28.96% (1-Month SOFR + 24.21%)	2/15/2026	550,000	550,000	557,476
Total Private Real Estate Debt				4,414,754	3,986,739

Private Structured Credit (9.60%)
MONROE CAP ABS FDG 2(a)(b)(e)	10.70% (3-Month SOFR + 7.00%)	12/18/2035	15,000,000	15,000,000	15,000,000
Total Private Structured Credit				15,000,000	15,000,000

Short-Term Investments
Money Market Fund (0.43%)
Fidelity Investments Money Market Treasury Portfolio – Class I	3.66%(l)		674,152	674,152	674,152
Total Short-Term Investments				674,152	674,152

Total Investments (108.48%)				$170,773,846	$169,496,995
Liabilities in excess of other assets (-8.48%)					(13,250,555)
Net Assets – 100.00%					$156,246,440

____________

(a)       Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2025.

(b)       Security exempt from registration under Rule 144A of the Securities Act of 1933. This security is restricted to resale to qualified buyers.

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
Consolidated Schedule of Investments
December 31, 2025 (Continued)

(c)       Valued using net asset value per share (or its equivalent) as a practical expedient. Please see Note 3 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemptive restrictions.

(d)       Security restricted as to resale.

(e)       Fair valued using significant unobservable inputs. The total of all such investments represents 86.38% of net assets.

(f)        Investment was acquired in-kind from private funds managed by the Adviser between May 28, 2024 and June 30, 2024 in exchange for cash and shares.

(g)       This investment is made through the majority owned subsidiary BE OLD I, LLC.

(h)       This security’s accrual rate is set to zero as it is non-income producing. The rate disclosed as of December 31, 2025 is the base rate.

(i)        This security is restructuring with no specific maturity date.

(j)        This security’s accrual rate is set to zero as it is non-income producing.

(k)       The maturity is expected to be extended by one year; documentation is being finalized.

(l)        The rate is the annualized seven-day yield at period end.

Summary by Investment Type	Value	% of Net Assets
Collateralized Loan Obligations	$9,115,461	5.83%
Private Investment Vehicles	24,712,876	15.82%
Private Loans	116,007,767	74.25%
Private Real Estate Debt	3,986,739	2.55%
Private Structured Credit	15,000,000	9.60%
Short-Term Investments	674,152	0.43%
Total Investments	169,496,995	108.48%
Liabilities in excess of other assets	(13,250,555)	(8.48)%
Total	$156,246,440	100.00%

Additional information on restricted securities is as follows:

Investment	Initial Acquisition Date	Cost
ABPCI Direct 2024-17	4/11/2025	$1,498,125
BCRED CLO 2025-1	8/1/2025	1,848,150
BE OLD I LLC ELC	6/1/2024	6,087,777
BE OLD I LLC 2ALC	6/1/2024	614,585
HPS Private Credit CLO 2025-3	8/13/2025	2,034,953
JCP Direct Lending CLO 2023-1	8/1/2025	1,228,999
MCF CLO VIII	8/13/2025	2,561,339
MONROE CAP ABS FDG 2	12/18/2025	15,000,000
MSM SLPP ONSHORE LP	4/18/2025	24,604,052
XCAL 2023-MSN10 B1	6/1/2024	1,323,087
XCAL 2023-MSN10 B2	6/1/2024	541,667
XCF 2024-OSL A	6/10/2024	2,000,000
XCF 2024-OSL B2	6/10/2024	550,000

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
Consolidated Statement of Assets and Liabilities
December 31, 2025

Assets:
Investments in securities, at value (cost $170,099,694)	$168,822,843
Investments in short-term investments, at value (cost $674,152)	674,152
Cash	480,925
Receivable for investment securities sold	209,125
Interest receivable	1,592,017
Fund shares sold	103,188
Prepaid expenses	248,067
Other assets	15,751
Total Assets	$172,146,068

Liabilities:
Secured credit facility (net of deferred financing fees of $234,874) (see note 7)	$15,265,126
Payable to Adviser	54,313
Interest on secured credit facility	90,841
Accounting and administrative fees	23,857
Transfer agent fees and expenses	9,801
Professional fees	104,049
Custody fees	3,830
Deferred loan revenue	174,293
Other accrued expenses	173,518
Total Liabilities	15,899,628
Net assets	$156,246,440

Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$157,701,570
Total accumulated deficit	(1,455,130)

Total net assets	$156,246,440

Class S shares of beneficial interest outstanding	6,303,721
Net asset value per share	$24.79

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
Consolidated Statement of Operations
For the Year Ended December 31, 2025

Investment income:
Interest income	$12,505,255
Distributions from private investment vehicles	1,292,987
Total investment income	13,798,242

Expenses:
Incentive fees	1,721,475
Management fees	1,117,166
Professional fees	683,710
Interest on secured credit facility	363,280
Offering costs (see note 2)	396,133
Commitment fees	261,162
Servicing fees	207,424
Accounting and administrative fees	201,123
Trustee fees	160,000
Organizational costs (see note 2)	62,435
Chief compliance officer fees	56,316
Pricing expense	57,942
Transfer agent fees and expenses	54,231
Insurance expense	44,220
Custody fees	24,470
Other expenses	115,396
Total expenses	5,526,483

Less: reimbursement from the Adviser (see note 6)
Expenses voluntarily waived by the Adviser	(425,707)
Expenses contractually waived by the Adviser	(2,254,095)
Net Expenses	2,846,681

Net investment income	10,951,561

Net realized loss and net change in unrealized depreciation on investments:
Net realized gain/(loss) on:
Investments	(41,200)
Net change in unrealized appreciation/(depreciation) on:
Investments	(546,195)
Total net realized loss and net change in unrealized depreciation on investments	(587,395)

Net increase in net assets resulting from operations	$10,364,166

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2025	For the Period May 28, 2024 (Commencement of Operations) to December 31, 2024
Increase in net assets resulting from operations:
Net investment income	$10,951,561	$3,794,415
Net realized gain/(loss) on investments	(41,200)	49,861
Net change in unrealized appreciation/(depreciation) on investments	(546,195)	(730,656)
Net increase in net assets resulting from operations	10,364,166	3,113,620

Distributions to shareholders:
Class S	(10,941,770)	(3,686,076)
Total distributions to shareholders	(10,941,770)	(3,686,076)

Return of capital to shareholders:
Class S	(369,712)	—
Total return of capital to shareholders	(369,712)	—

Capital transactions:
Proceeds from shares sold:
Class S	87,226,910	45,201,993
Reinvestment of distributions:
Class S	163,117	2,353
In kind contributions:
Class S	—	29,831,690
Cost of shares repurchased:
Class S	(1,643,051)	(3,016,800)
Net increase in net assets from capital transactions	85,746,976	72,019,236

Total increase in net assets	84,799,660	71,446,780

Net assets:
Beginning of period	71,446,780	—
End of period	$156,246,440	$71,446,780

Capital share transactions:
Issuance of shares:
Class S	3,496,217	2,986,703
Shares reinvested
Class S	6,561	94
Shares repurchased
Class S	(65,854)	(120,000)
Net increase from capital share transactions	3,436,924	2,866,797

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2025

Cash flows from operating activities:
Net increase in net assets from operations	$10,364,166
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(136,474,897)
Proceeds from redemptions, sales, or other dispositions of investments	47,638,018
Net cash (paid) received for purchases, sales, and maturities of short-term investments	(329,573)
Net realized loss/(gain) on investments	41,200
Net change in unrealized depreciation/(appreciation) on:
Investments	546,195
Changes in operating assets and liabilities:
Assets:
Interest receivable	(797,692)
Deferred offering costs (see note 2)	327,006
Prepaid expenses	8,206
Other assets	36,629

Liabilities:
Payable to Adviser	(184,537)
Due to related parties	(807,962)
Accrued organizational costs (see note 2)	(33,333)
Interest on secured credit facility	43,510
Accounting and administrative fees	301
Transfer agent fees and expenses	(6,819)
Professional fees	19,912
Custody fees	(13,800)
Trustee fees	(80,000)
Chief compliance officer fees	(13,950)
Deferred loan revenue	(67,172)
Other accrued expenses	53,252
Net cash used in operating activities	(79,731,340)

Cash flows from financing activities:
Proceeds from secured credit facility	52,300,000
Repayments on secured credit facility	(47,620,415)
Deferred financing fees	176,495
Proceeds from shares sold	87,123,722
Payments for shares repurchased	(1,643,051)
Cash distributions paid, net of reinvestments	(11,148,365)
Net cash provided by financing activities	79,188,386

Net change in cash	(542,954)
Cash at beginning of period	1,023,879
Cash at end of period	$480,925

Supplemental disclosure of cash activity:
Interest paid on borrowings	$319,770

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund

Consolidated Financial Highlights

	For the Year Ended December 31, 2025	For the Period May 28, 2024 (Commencement of Operations) to December 31, 2024
Net asset value per share, beginning of period	$24.92	$25.00 *
Net investment income(1)	2.32	1.62
Net realized gain/(loss) and unrealized loss	(0.10)	(0.28)
Total from investment operations	2.22	1.34
Distributions to shareholders from net investment income	(2.27)	(1.42)
Distributions to shareholders from return of capital	(0.08)	—
Total distributions	(2.35)	(1.42)
Net asset value per share, end of period	$24.79	$24.92

Total Return(2)(3)	9.20%	5.50%

Ratios/Supplemental Data:
Gross expenses(4)(5)	4.69%	5.69%
Net expenses(4)(5)(6)	2.41%	2.91%
Net investment income(4)(6)	9.29%	10.87%
Net assets end of period (in thousands)	$156,246	$71,447
Portfolio turnover(3)	44.03%	51.93%

____________

*        Represents the initial net asset value per share of $25.00.

(1)      Based on average shares outstanding during the period.

(2)      Based on the net asset value as of period end, Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period, if any.

(3)      Not annualized for periods less than one year.

(4)      Annualized for periods less than one year, with the exception of non-recurring offering and organizational costs.

(5)      Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense and commitment fees are as follows:

Gross Expenses(4)	4.16%	4.99%
Net Expenses(4)	1.88%	2.22%

____________

(6)      The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund until May 1, 2027, to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements. For the year ended December 31, 2025, the Adviser voluntarily and contractually waived $425,707, or 0.36%, and $2,254,095, or 1.91%, respectively. For the period May 28, 2024 (Commencement of Operations) to December 31, 2024, the Adviser voluntarily and contractually waived $228,964, or 0.66%, and $854,678, or 2.12%, respectively.

Secured Credit Facility	For the Year Ended December 31, 2025	For the Period May 28, 2024 (Commencement of Operations) to December 31, 2024
Senior securities, end of period (000’s)	$15,500	$10,820
Asset coverage, per $1,000 of senior security principal amount	11,080	7,603

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025

1.      ORGANIZATION

MA Specialty Credit Income Fund (the “Fund”) is organized as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund commenced operations on May 28, 2024 and registered as an investment company under the 1940 Act on July 1, 2024. The Fund has registered two separate classes of shares of beneficial interest, designated as Class S Shares, and Class F Shares (collectively, the “Shares”). Only Class S Shares are currently offered for purchase. The Fund may offer additional classes of its Shares in the future.

The investment adviser to the Fund is MA Asset Management, LLC (the “Adviser”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly-owned subsidiary of MA Financial Group Limited (“MA Financial Group”).

The Fund’s investment objective is to generate attractive current income from a differentiated portfolio of credit investments, while maintaining capital stability and selectively seeking opportunities for capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its assets in private loans, credit facilities, and credit-related investments (each a “Loan”) sourced by the Adviser. These Loans would typically be made by the Fund either (a) directly to borrowers, (b) sourced from or financed in partnership with non-bank originators, which are finance companies whose primary line of business is making loans or leases that the Adviser has a proprietary relationship with, or (c) in some cases, sourced from or financed in partnership with banks or traditional financial institutions that the Adviser has a proprietary relationship with. The Adviser analyzes a broad group of specialty credit and asset-based finance segments, spanning consumer Loans, commercial Loans and Loans with specialized collateral, and seeks to select what the Adviser believes are the best opportunities within the various segments of the asset-based finance market. The Adviser believes that the opportunity set in these specialty credit and asset-based finance segments is attractive, with the potential to generate compelling returns, and highly scalable as banks and traditional financial institutions continue to narrow their lending focus due to market, structural and secular forces. The Fund’s investment strategy is designed to produce a portfolio that is low to moderate duration, high yielding, well collateralized, with consistent cash flow characteristics, a strong risk/return edge and low correlation to liquid or traditional fixed income markets. Through these types of investments, the Adviser seeks to further reduce the overall risk and duration of the Fund’s portfolio and to give the Fund exposure to the substantial growth of non-bank finance opportunities emerging as banks and traditional financial institutions continue to narrow the focus of their direct lending activities. The form of the Loans that the Adviser will originate for the Fund could include senior credit, structured credit (on a senior or subordinated basis) or other forms of credit-related instruments such as leases, receivables, loan purchase relationships, forward flow programs, preferred instruments or equivalent, or other payment streams. In addition to its primary focus of investing in private Loans, the Adviser will also seek to hold a portion of the Fund’s investment portfolio in certain types of tradeable instruments, which will generally be structured products, that are aligned to its broader specialty credit and asset-based finance investment strategy, in order to facilitate liquidity for the Fund and, at certain times, to opportunistically capitalize on market conditions. There is no limit on the maturity or duration of the loans that the Fund will originate. The Fund may invest in additional strategies in the future as opportunities in different strategies present.

Prior to the Fund’s registration as an investment company under the 1940 Act, certain private funds managed by the Adviser transferred certain of their assets to the Fund in exchange for cash and shares of the Fund in an aggregate amount equal to the net asset value (“NAV”) of the transferred assets.

Consolidation of Subsidiaries

On August 16, 2022, BE XCAL II, LLC (“BE XCAL”) was formed as a limited liability company, and it is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and Consolidated Financial Highlights of the Fund includes the accounts of BE XCAL. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

On June 1, 2024, 100% of the interests in BE XCAL were transferred to the Fund in exchange for shares of the Fund in an aggregate amount equal to the NAV of the transferred assets. At the time of this transfer, the assets of BE XCAL were $5,619,973 and the liabilities of BE XCAL were $108,936. As of December 31, 2024, net assets of the BE XCAL were $5,861,051 or approximately 8.20% of the Fund’s total net assets. Effective May 1, 2025, BE XCAL was dissolved, and all remaining assets and liabilities were transferred to and are now held directly by the Fund.

On July 20, 2021, BE OLD I, LLC (“BE OLD”) was formed as a limited liability company, and it is a majority-owned subsidiary of the Fund. The Fund owns 77.27% of BE OLD. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and Consolidated Financial Highlights of the Fund include the Fund’s proportionate ownership of BE OLD’s accounts. The proportionate share of all inter-company accounts and transactions have been eliminated in the consolidation for the Fund. On June 1, 2024, 77.27% of the interests in BE OLD were transferred to the Fund in exchange for shares of the Fund in an aggregate amount equal to the NAV of the transferred assets. At the time of this transfer, the Fund’s proportionate share of the assets of BE OLD was $13,953,773 and the Fund’s proportionate share of the liabilities of BE OLD was $5,453,773. As of December 31, 2025, the net value of the Fund’s ownership of BE OLD was $5,475,494, or approximately 3.51% of the Fund’s total net assets. BE OLD I LLC is a special purpose vehicle (SPV) established to facilitate investments in small balance consumer loans. The Fund holds a preferred equity interest in BE OLD I LLC, which is collateralized by a portfolio of these loans.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily NAV determination, security transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium and accretion of discount using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts. Equalization interest on private investment vehicles are interest payments made to existing shareholders of closed-end vehicles when investing in a later close and are expensed as incurred.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Consolidated Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investment vehicles are recorded based off the flow through character from the underlying partnership. Any distributions in excess of cumulative profits and losses are treated as return of capital and are credited to investment cost rather than investment income.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs incurred as of the date of the accompanying financial statements are $338,057 and $403,469, respectively. During the year ended December 31, 2025, the Fund incurred $62,435 of organizational costs which were expenses as incurred subject to the Expense Limitation Agreement. Offering costs, which are subject to the Expense Limitation Agreement, are accounted for as a deferred charge until Fund shares are offered to the public and will therefore be amortized to expense over twelve months on a straight-line basis. As of December 31, 2025, offering costs have been fully amortized, and $396,133 were expensed during the year in accordance with the Fund’s Expense Limitation Agreement.

Cash and Cash Equivalents

Cash includes cash deposits held at banks or other financial institutions. Cash equivalents represent short-term, highly liquid investments that are readily convertible to known amounts or cash, with a near maturity date (typically three months or less) so the risk of a change in value due to interest rates is insignificant.

Valuation of Investments

The Board of Trustees of the Fund (“the Board”) has approved valuation procedures for the Fund (the “Valuation Procedures”) which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820-10”). The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from outside legal counsel or other third-party consultants in their discussions and deliberations.

In determining the NAV, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Fund’s Adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service. The Board has approved procedures pursuant to which the Fund values its investments in private investment vehicles at fair value, generally at an amount equal to the NAV of the Fund’s investment in the private investment vehicles as determined by the private investment vehicle’s general partner or investment manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. In accordance with its valuation policies, if no such information is available, or if such information is deemed to not be reflective of fair value by the Valuation Designee, an estimated fair value is determined in good faith by the Valuation Designee pursuant to the Fund’s valuation procedures.

In certain situations, the valuation designee may determine the fair value of a portfolio instrument if such portfolio instrument is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV. A portfolio instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because non-U.S. portfolio instruments may trade on days when Fund Shares are not priced, the value of portfolio instruments

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

held by the Fund can change on days when Fund Shares cannot be redeemed. The valuation designee expects to use fair value pricing primarily when a portfolio instrument is not priced by a pricing service or a pricing service’s price is deemed unreliable.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular portfolio instrument may be different from the last price determined by the pricing service or the last bid or ask price in the market.

Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates fair value. The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

Collateralized Loan Obligations

The Fund may invest in collateralized loan obligations (“CLOs”). CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (iv) the complex structure of a particular security may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.

CLOs and collateralized debt obligation (“CDOs”) are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Distributions to Shareholders

The Fund’s distribution policy is to accrue dividends monthly and make monthly distributions to Shareholders. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of December 31, 2025.

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during in the particular repurchase offer.

During the year ended December 31, 2025 the Fund completed four repurchase offers as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
January 3, 2025	February 7, 2025	5.00%	0.00%	—
April 7, 2025	May 12, 2025	5.00%	0.00%	—
July 8, 2025	August 12, 2025	5.00%	0.00%	—
October 8, 2025	November 12, 2025	5.00%	1.12%	65,854

Segment Reporting

The Fund’s chief operating decision maker (CODM), the Principal Executive Officer, manages the Fund’s business activities as a single operating and reportable segment at the consolidated level. Accordingly, the CODM uses consolidated net income to measure segment profit or loss, allocate resources and assess performance. Further, the CODM reviews and utilizes functional expenses (cost of revenue, sales, and marketing, research and development and general administrative) at the consolidated level to manage the Fund’s operations. Other segment items included in consolidated net income are interest income and other expenses, which are reflected in the consolidated statement of operations.

3.      FAIR VALUE DISCLOSURES

The Fund records all investments at fair value. In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

•        Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

•        Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active.

•        Level 3 — Inputs that are unobservable.

Investments in private investment vehicles are reported in the Fund’s Statement of Assets and Liabilities at NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the private investment vehicle if the Fund’s investment is withdrawn at the measurement date based on NAV. These investments are redeemable at NAV under the original terms of the Fund’s agreements and/or subscription agreements and based on the operations of the private investment vehicle. However, it is possible that these redemption rights may be restricted or eliminated by the private investment vehicle in the future in accordance with the private investment vehicle agreements.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the valuation designee. The valuation designee considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

Where the Fund uses the NAV as a practical expedient to determine the fair value of certain Investment Funds, these investments have not been classified in the U.S. GAAP fair value hierarchy. The Fund’s short-term investment money market is valued at its publicly traded NAV as a Level 1 investment.

The following table is a summary of information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of December 31, 2025:

Investments	Level 1	Level 2	Level 3	Practical Expedient	Total
Short-Term Investments	$674,152	$—	$—	$—	$674,152
Collateralized Loan Obligations	—	9,115,461	—	—	9,115,461
Private Investment Vehicles	—	—	—	24,712,876	24,712,876
Private Loans	—	—	116,007,767	—	116,007,767
Private Real Estate Debt	—	—	3,986,739	—	3,986,739
Private Structured Credit	—	—	15,000,000	—	15,000,000
Total	$674,152	$9,115,461	$134,994,506	$24,712,876	$169,496,995

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance December 31, 2024	Transfers into Level 3	Transfers out of Level 3	Total realized gain/(loss)	Total change in unrealized appreciation/ (depreciation)	Purchases	Sales	Balance as of December 31, 2025
Private Loans	$71,875,722	$—	$—	$—	$(90,726)	$85,182,536	(40,959,765)	116,007,767
Private Real Estate Debt	5,921,720	—	—	—	(507,275)	—	(1,427,706)	3,986,739
Private Structured Credit	—	—	—	—	—	15,000,000	—	15,000,000
	$77,797,442	$—	$—	$—	$(598,001)	$100,182,536	$(42,387,471)	$134,994,506

The change in unrealized appreciation/(depreciation) for investments held at year end is $(568,106).

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2025:

Investment Type	Fair Value December 31, 2025	Valuation Methodologies	Unobservable Input*	Input Range	Weighted Average
Private Loans	$116,007,767	Discounted cash flow	Discount rate	5.57% – 18.53%	13.15%
Private Real Estate Debt	3,986,739	Discounted cash flow	Discount rate	6.00% – 33.89%	11.44%
Private Structured Credit	15,000,000	Discounted cash flow	Discount rate	10.70%	10.70%

____________

*        The impact of an increase in input would be a decrease in valuation.

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

Private Investment Vehicles	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
MSM SLPP ONSHORE LP	Middle market direct lending	$24,712,876	$25,395,948	None	N/A	Perpetual unless the Partnership is sooner dissolved pursuant to the applicable provisions contained in the Agreement of Exempted Limited Partnership.

4.      PRINCIPAL RISKS

Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on their investment or that a Shareholder may lose part or all of their investment. Below is a summary of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund please see the Fund’s prospectus.

Shares Not Listed; No Market for Shares

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

Closed-end Interval Fund; Liquidity Risks

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of an investor’s Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, an investor may not be able to sell its Shares when and/or in the amount that it desires.

Interest Rate Risk

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV. Certain of the Fund’s debt investments will have variable interest rates that reset periodically based on benchmarks such as SOFR and the prime rate, so an increase in interest rates may make it more difficult for issuers to service their obligations under the debt investments that the Fund will hold. In addition, to the extent the Fund borrows money to make investments, its returns will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on the Fund’s net investment income to the extent it uses debt to finance its investments. In periods of rising interest rates, the Fund’s cost of funds would increase, which could reduce its net investment income. In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). From time to time, the Fund may be exposed to medium- to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates. Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

If general interest rates rise, there is a risk that the issuers in which the Fund holds floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents. Rising interest rates could also cause issuers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on the Fund to provide fixed rate loans, which could adversely affect the Fund’s net investment income, as increases in the cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

Risks Associated with the Fund Distribution Policy

The Fund intends to make regular distributions. In order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income to the extent consistent with maintaining its ability to be subject to tax as a “regulated investment company” under the Code, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital, which would reduce the NAV of the Shares and, over time, potentially increase the Fund’s

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

expense ratios. If a distribution constitutes a return of capital, it means that the Fund is returning to Shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s then-current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a Shareholder’s tax basis in such Shareholder’s Fund Shares. When a Shareholder sells Fund Shares, the amount, if any, by which the sales price exceeds the Shareholder’s tax basis in Fund Shares may be treated as a gain subject to tax. Because a return of capital reduces a Shareholder’s tax basis in Fund Shares, it generally will increase the amount of such Shareholder’s gain or decrease the amount of such Shareholder’s loss when such Shareholder sells Fund Shares. To the extent that the amount of any return of capital distribution exceeds a Shareholder’s tax basis in Fund Shares, such excess generally will be treated as gain from a sale or exchange of the Shares.

If the Fund elects to issue preferred Shares and/or notes or other forms of indebtedness, its ability to make distributions to its Shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s preferred Shares, notes or other indebtedness.

High Yield Debt Risk

The Fund may invest in debt securities that may be classified as “higher-yielding” (and, therefore, higher-risk) debt securities (also known as “junk bonds”). In most cases, such debt will be rated below “investment grade” or will be unrated and will face both ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. The market for high yield securities (junk bonds) has experienced periods of volatility and reduced liquidity. High yield securities (junk bonds) may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by all or substantially all of the issuer’s assets. High yield securities (junk bonds) may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these debt securities may reflect individual corporate developments. General economic recession or a major decline in the demand for products and services in the industry in which the borrower operates would likely have a materially adverse impact on the value of such securities or could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities (junk bonds).

Credit Risk

One of the fundamental risks associated with the Fund’s investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. The Fund’s return to investors would be adversely impacted if an issuer of debt in which the Fund invests becomes unable to make such payments when due.

Although the Fund may make investments that the Adviser believes are secured by specific collateral, the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, loans may provide

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, an issuer’s ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain. With respect to the Fund’s investments in any number of credit products, if the borrower or issuer breaches any of the covenants or restrictions under the credit agreement that governs loans of such issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Fund’s investment or a pre-payment (in whole or in part) of the Fund’s investment.

Issuers in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or the continuation or worsening of the current (or any future) economic and financial market downturns and dislocations. As a result, companies that the Fund expected to be stable or improve may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or experience financial distress. In addition, exogenous factors such as fluctuations of the equity markets also could result in warrants and other equity securities or instruments owned by the Fund becoming worthless.

Portfolio Fair Value Risk

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over the counter (“OTC”) secondary market for institutional investors. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and implementing the portfolio valuation process set forth in the Adviser’s and the Fund’s valuation policy. The Adviser has a conflict of interest as valuation designee as it receives an asset-based management fee. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the issuer’s earnings and its ability to make payments on its indebtedness, the markets in which the issuer does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Further, the Fund is offered on a daily basis and calculates a daily NAV per Share. The Adviser seeks to evaluate on a daily basis material information about the Fund’s investments; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

Market Risk

The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, the imposition of tariffs, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of heightened geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, an escalation in conflict between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East or other systemic issues or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. Serious economic disruptions may result in governmental authorities and regulators enacting significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably increasing or lowering interest rates, which, in some cases resulted in negative interest rates.

As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the COVID-19 pandemic, persists for an extended period of time. Similarly, geopolitical and other events, such as actual or threatened war or military conflicts, acts of terrorism, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, bank failures, trade wars, inflation, deflation, recessions or other events, and governments’ reactions (as well as responses to government reactions or interventions) to such events, may lead to increased market volatility and instability in world economies and markets generally. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

Many of the issuers in which the Fund will make investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans made to them during these periods. Therefore, non-performing assets may increase and the value of the Fund’s portfolio may decrease during these periods as the Fund is required to record the investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its investments. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase the Fund’s and the issuers’ funding costs, limit the Fund’s and the issuers’ access to the capital markets or result in a decision by lenders not to extend credit to the Fund or the issuers. These events could prevent the Fund from increasing investments and harm its operating results.

An issuer’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the issuer’s ability to meet its obligations under

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

the debt that the Fund holds. The Fund may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. In addition, if one of the issuers were to go bankrupt, depending on the facts and circumstances, including the extent to which the Fund will actually provide significant managerial assistance to that issuer, a bankruptcy court might subordinate all or a portion of the Fund’s claim to that of other creditors.

The prices of financial instruments in which the Fund may invest can be highly volatile. General fluctuations in the market prices of securities may affect the value of the investments held by the Fund. Instability in the securities markets may also increase the risks inherent in the Fund’s investments.

Nature of the Fund’s Investment Risk

The Fund has a very broad mandate with respect to the type and nature of investments in which it participates. While some of the loans in which the Fund will invest may be secured, the Fund may also invest in debt and equity securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. In such instances, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency is likely to be substantially less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which the Fund will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.

The borrowers of loans constituting the Fund’s assets may seek the protections afforded by bankruptcy, insolvency and other debtor relief laws. Bankruptcy proceedings are unpredictable as described further below in “Bankruptcy of Borrower Risk.” Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a “preference,” (iii) equitable subordination claims by other creditors, (iv) so called “lender liability” claims by the issuer of the obligations (see “Risks Related to Investments in Loans”) and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund’s investment in any such company. The Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Accordingly, there can be no assurance that the Fund’s investment objective will be realized.

Use of Leverage Risk

The Fund may employ leverage, including through a secured credit facility, to achieve its investment objective and may consider other potential uses of leverage in the future. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Risks Relating to Fund’s RIC Status

Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its Shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s Shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to the Fund’s Shareholders.

5.      CAPITAL STOCK

The Fund currently offers Class S Shares and intends to offer Class F Shares at a later date. With respect to Class S Shares, the minimum initial investment is $1,000,000 for all accounts. With respect to Class F Shares, the minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plan accounts. There is no minimum subsequent investment amount for Class S Shares or Class F Shares. The Fund reserves the right to waive investment minimums. The Fund may charge a distribution and/or shareholder servicing fee totaling up to 0.50% per year on Class F Shares. The Fund and the Adviser have received exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser may be required to comply with certain regulations that would not otherwise apply.

Shares will generally be offered for purchase on each business day.

The Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity.

6.      AGREEMENTS

Investment Advisory Agreement and Incentive Fee

Pursuant the investment advisory agreement, dated as of April 18, 2024 (the “Investment Advisory Agreement”), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”). The Management Fee is calculated and payable monthly in arrears at the annual rate of 0.95% of the average daily value of the Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities. For the year ended December 31, 2025, the Adviser earned gross Management Fees of $1,117,166.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate, expressed as a rate of return on the Fund’s Net Assets equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation or Incentive Fee) for the quarter. For purposes of the Incentive Fee, Net Assets are calculated for the relevant quarter as the weighted average of the NAV of the Fund as of the first business day of each month therein. The weighted average NAV shall be calculated for each month by multiplying the NAV as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.1429% of Net Assets in any calendar quarter.

For the year ended December 31, 2025, the Adviser earned a gross Incentive Fee of $1,721,475. The Adviser contractually waived the incentive fee catch-up of $1,008,201. In addition, for the period January 1, 2025 to June 30, 2025, the Adviser voluntarily waived the residual incentive fee of $224,568 and, for the period of July 1, 2025 to December 31, 2025, the Adviser voluntarily raised the Incentive Fee hurdle rate to 2.00% per quarter, resulting in an additional waiver of the incentive fee of $201,139. These waiver amounts are not recoupable by the Adviser.

Management Fee Waiver Agreement

Pursuant to a Management Fee Waiver Agreement between the Fund and the Adviser (the “Management Fee Waiver Agreement”), the Adviser has contractually agreed, through the first year after the date on which the Fund’s Net Assets equal $250 million, but in no instance sooner than November 1, 2026, to waive (i) the Management Fee it is entitled to receive from the Fund pursuant to the Investment Advisory Agreement to the extent necessary to limit its Management Fee to 0.70% of the average daily value of the Fund’s Net Assets and (ii) the catch-up feature related to the Incentive Fee, with the effect that the Incentive Fee will equal 15% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate. For the year ended December 31, 2025, the Adviser waived $293,991, which is not recoupable by the Adviser.

Expense Limitation Agreement

The Adviser and the Fund have entered into the Expense Limitation Agreement in respect of each of Class S Shares and Class F Shares under which the Adviser has agreed contractually until May 1, 2027 to waive its Management Fee and/or reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and extraordinary expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) exceed 1.50% of the average NAV of such class (the “Expense Cap”).

In consideration of the Adviser’s agreement to waive its Management Fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived Management Fees and Fund expenses reimbursed in respect of each of Class S Shares and Class F Shares subject to the limitation that a reimbursement (an “Adviser Recoupment”) will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such class. The Adviser Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. The Expense Limitation Agreement will remain in effect until May 1, 2027, unless and until the Board approves its modification or termination.

From April 18, 2024 through October 31, 2025, the Expense Cap under the Expense Limitation Agreement was 2.00%.

As of December 31, 2025, the Adviser waived $1,435,988, of which $484,087 is eligible for recoupment through December 31, 2027 and $951,901 through December 31, 2028.

Effective January 1, 2025, the Adviser voluntarily agreed to reduce the Expense Cap as follows: 1.00% for the period January 1, 2025 through March 31, 2025; 1.25% for the period April 1, 2025 through May 31, 2025; 1.50% for the period June 1, 2025 through August 31, 2025; and 1.00% for the period September 1, 2025 through December 31, 2025.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

Administration Agreement

The Fund has entered into an administration agreement (the “Administration Agreement”) with UMB Fund Services, Inc. (the “Administrator”). The Administrator will perform, or oversee the performance of, certain of the Fund’s required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s Shareholders and reports filed with the Securities and Exchange Commission (“SEC”). In addition, the Administrator generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

Distribution Plan Agreement

The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class F Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Distribution and Shareholder Services Plan, the Fund’s Class F Shares may incur expenses on an annual basis of up to 0.50% of its average monthly Net Assets. With respect to Class F Shares, the entire fee is characterized as a “distribution fee.”

The Distribution and Shareholder Services Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees.

Distribution Agreement

Distribution Services, LLC, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV plus any applicable sales load. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

Custodian Agreement

UMB Bank, n.a. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

7.      LINES OF CREDIT

The Fund entered into a line of credit agreement (the “Fund Credit Agreement”) with TriState Capital Bank on October 23, 2024, which matures on October 23, 2026. The terms of the Fund Credit Agreement provide a $15,000,000 committed, secured revolving credit facility. On December 12, 2025, the Fund amended the Fund Credit Agreement to increase the committed facility amount to $20,000,000. The Fund Credit Agreement provides for a commitment fee of 0.35% per annum on unused capacity plus interest accruing on any borrowed amounts, for any day, at a rate per annum equal to the greater of (a) the Term SOFR rate plus 3.15%, and (b) the all-in

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

floor of 4.75% per annum. As of December 31, 2025, the outstanding balance was $15,500,000 at an effective interest rate of 7.01%. For the year ended December 31, 2025, the average daily principal balance outstanding and related average interest rate was approximately $4,304,110 and 7.39%, respectively, and the maximum outstanding balance was $15,500,000. Interest expense during the year ended December 31, 2025 was $320,960 and unused capacity fees of $38,867. Commitment fees incurred are prepaid and amortized over the term of the loan. As of December 31, 2025, $234,874 of deferred financing fees remains as an unamortized prepaid asset, while $261,162 was expensed during the year ended December 31, 2025.

The Fund’s majority owned subsidiary BE OLD entered into a line of credit agreement (the “BE OLD Credit Agreement”) with Forbright Bank on December 15, 2021 and amended on December 6, 2023, and which matured on March 10, 2025. The terms of the BE OLD Credit Agreement provided a $25,000,000 committed, secured revolving credit facility (the “BE OLD Credit Facility”). The BE OLD Credit Agreement provided for a commitment fee of 0.375% per annum on unused capacity plus interest accruing on any borrowed amounts, for any day, at a rate per annum equal to the greater of (a) the Term SOFR rate plus 3.75%, and (b) the Maximum Rate as defined in the BE OLD Credit Agreement. As of February 21, 2025 the line credit was paid off. The Fund incurred unused capacity fees during the year ended December 31, 2025 of $3,453.

8.      BENEFICIAL OWNERSHIP & RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. On December 31, 2025, MA Eagle II Holdings Fund and MA Eagle Holdings Fund owned 52.74% and 37.46% of the Fund respectively. These entities are affiliates of the Fund and may be deemed to be affiliated with the Adviser.

9.      INVESTMENT TRANSACTIONS

For the year ended December 31, 2025, there were purchases of $136,474,897, and sales of $46,889,916.

10.    FEDERAL INCOME TAXES

At December 31, 2025, gross unrealized appreciation and depreciation of investments owned by the Funds, based on cost for federal income tax purposes were as follows:

Cost of investments	$170,773,846
Gross unrealized appreciation	521,043
Gross unrealized depreciation	(1,797,894)
Net unrealized appreciation/(depreciation) on investments	$(1,276,851)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Deficit)
$—	$—

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

December 31, 2025 (Continued)

As of December 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—

Accumulated capital and other losses	(41,200)

Unrealized appreciation/depreciation on investments	(1,276,851)
Organizational Costs	(137,079)

Total accumulated earnings/(deficit)	$(1,455,130)

The tax character of the distribution paid during the fiscal periods ended December 31, 2025 and December 31, 2024 are as follows:

Distributions paid from:	2025	2024
Ordinary income	$10,941,770	$3,686,076
Net long term capital gains	—	—
Return of capital	369,712	—
Total distributions paid	$11,311,482	$3,686,076

As of December 31, 2025, the Fund had a non-expiring long-term capital loss carryover of $0.

As of December 31, 2025, the Fund had net capital loss carryovers as follows:

Not subject to expiration:
Short Term	$41,200
Long Term	—
$41,200

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

11.    COMMITMENTS

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. As of December 31, 2025, the Fund had outstanding investment commitments totaling approximately $36,794,863.

12.    SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated subsequent events through the date of issuance. There have been no subsequent events, except as noted below, that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

On February 9, 2026, the Fund completed a quarterly Repurchase Offer resulting in the repurchase of 1.35% or 85,830 of the Fund’s Shares.

MA Specialty Credit Income Fund

Report of Independent Registered Public Accounting Firm

December 31, 2025

To the Shareholders and Board of Trustees of

MA Specialty Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of MA Specialty Credit Income Fund (the “Fund”) as of December 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and consolidated financial highlights for the year ended December 31, 2025 and for the period May 28, 2024 (commencement of operations) to December 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its consolidated operations and its cash flows for the year then ended, and the consolidated changes in net assets and financial highlights for the year ended December 31, 2025 and for the period May 28, 2024 (commencement of operations) to December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, counterparties and loan agents; when replies were not received from loan agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 27, 2026

MA Specialty Credit Income Fund

Additional Information

December 31, 2025 (Unaudited)

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available, without charge and upon request by calling 844-944-4822 or on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 844-944-4822 or on the SEC’s website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, will also be available without charge and upon request by calling 844-944-4822, by visiting https://mafinancial.com/us/invest/ma-specialty-credit-income-fund or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Tax Information

For the fiscal year ended December 31, 2025, the Fund designates $0 as a 20% rate gain distribution for purposes of the dividends paid deduction.

For the year ended December 31, 2025, 11.82% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund qualifies for the dividends received deduction available to corporate shareholders.

MA Specialty Credit Income Fund

Fund Management

December 31, 2025 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at 844-944-4822.

INDEPENDENT TRUSTEES

Name, address(1) and year of birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard Bohan 1964	Trustee	Since inception	Retired (2021-present); Head of Money Market Trading, Fidelity Investments (1999-2020).	1	None
Louise Brindle 1973	Trustee	Since inception	Chief Risk Officer, Periscope (2024-present); Head of Research, RP Investment Advisors (2019-2023); Managing Director, Goldman Sachs (2005-2019).	1	Invesco Canada Funds Advisory Board (2024-present).
Akshay Murthy 1980	Trustee	Since inception	Managing Director and Chief Financial Officer, Intricate Bay Capital (2022-2024); Head of NAM Structuring, Global Spread Products, Citibank (2015-2022).	1	None

____________

(1)      The address of each Trustee is care of the Principal Financial Officer of the Fund at 3 West Main Street, Suite 301, Irvington, NY, 10533.

MA Specialty Credit Income Fund

Fund Management

December 31, 2025 (Unaudited) (Continued)

INTERESTED TRUSTEE AND OFFICERS

Name, address(1) and year of birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph P. Marra(2) 1968	Trustee, President, Principal Executive Officer	Since inception	Managing Director and Head of US Asset Management, MA Asset Management (2023-present); Partner and Chief Executive Officer, Blue Elephant Capital Management (2013-2023).	1	Biltmore Technologies (2019-present); RecFi (2017-present).
Paul Grady 1981	Treasurer, Principal Financial Officer, Principal Accounting Officer	Since inception	Chief Financial Officer and Chief Compliance Officer, MA Asset Management (2023-present); Senior Controller roles, UBS (2005-2023).	N/A	N/A
Liam Clarke 1996	Chief Compliance Officer	Since inception	Director, Vigilant Compliance, LLC, (2021-present); Financial Services Assurance Experienced Associate, PricewaterhouseCoopers (2018-2021).	N/A	N/A

____________

(1)      The address of each Trustee is care of the Principal Financial Officer of the Fund at 3 West Main Street, Suite 301, Irvington, NY, 10533.

(2)      “Interested person,” as defined in the 1940 Act, of the Fund. Joseph P. Marra is an interested person of the Fund due to his affiliation with the Adviser.

MA Specialty Credit Income Fund

Privacy Notice

December 31, 2025 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•        Social Security number

•        Account balances

•        Account transactions

•        Transaction history

•        Wire transfer instructions

•        Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-773-7703

MA Specialty Credit Income Fund

Privacy Notice

December 31, 2025 (Unaudited) (Continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•        Open an account

•        Provide account information

•        Give us your contact information

•        Make a wire transfer

•        Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•        Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•        Affiliates from using your information to market to you

•        Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

Investment Manager
MA Asset Management, LLC
3 West Main Street, Suite 301
Irvington, NY 10533
Website: www.mafinancial.com

Custodian Bank
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Fund Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
Distribution Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Dechert LLP
1900 K Street, NW
Washington, DC, 20006

ITEM 1. REPORTS TO STOCKHOLDERS CONTINUED.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics is included as Exhibit 19(a)(1).

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Akshay Murthy is qualified to serve as the audit committee financial expert serving on its audit committee and that Mr. Akshay Murthy is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

For the fiscal year ended December 31, 2025	$46,000
For the fiscal year ended December 31, 2024	$69,750

Audit-Related Fees

(b) The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are noted in the below table. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

For the fiscal year ended December 31, 2025	$0
For the fiscal year ended December 31, 2024	$0

Tax Fees

(c) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For the fiscal year ended December 31, 2025	$8,000
For the fiscal year ended December 31, 2024	$14,000

All Other Fees

(d) The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For the fiscal year ended December 31, 2025	$0
For the fiscal year ended December 31, 2024	$0

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) The Audit Committee considered the non-audit services rendered to the registrant's investment adviser and believes the services are compatible with the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. RENUMERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated its proxy voting responsibility to MA Asset Management, LLC (the “Adviser”). The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Adviser as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following is biographical information about the members of the Adviser who are primarily responsible for the day-to-day portfolio management of the Fund as of December 31, 2025:

Joseph P. Marra, Head of US Asset Management, Portfolio Manager of the Fund since inception

Mr. Marra is a Managing Director and Head of US Asset Management. He has over 30 years of experience across interest rate trading, credit, risk oversight, relationship management and strategic direction. Mr. Marra co-founded Blue Elephant Capital Management in 2013 and was CEO until MA Financial Group’s acquisition in 2023. He has held Managing Director roles at Nomura Securities, Bank of America and Lehman Brothers where he focused on high-grade institutional rates trading, mortgages and funding.

Mr. Marra is an alumnus of Trinity College with a degree in Economics.

Ashees Jain, US Chief Investment Officer, Portfolio Manager of the Fund since inception

Mr. Jain is a Managing Director and US Chief Investment Officer. He oversees all US portfolio investments and portfolio risk management for the Adviser. Mr. Jain co-founded Blue Elephant Capital Management in March 2013 and served as Chief Investment Officer until the acquisition by MA Financial Group in May 2023.

Prior to the Adviser, he served as the Executive Director of Nomura Securities in New York, in charge of underwriting and trading agency callable and rates structured notes. His responsibilities included developing innovative risk management methodologies and building electronic trading capabilities. Prior to joining Nomura Securities, Mr. Jain served as Vice President at Barclay’s Capital in both New York and London, trading derivatives-based securities. He began his career as Consultant in Financial Services with Deloitte Consulting, LLP.

Mr. Jain earned a Bachelor of Arts in Economics from Northwestern University in 1999 and a Master of Business Administration from Cornell University in 2005, where he was recognized as a Park Fellow.

Kent MacWilliams, Head of US Credit Investments, Portfolio Manager of the Fund since inception

Mr. MacWilliams is a Managing Director and Head of US Credit Investments. He brings 19 years of experience in the private credit and fixed income markets for the Adviser. Mr. MacWilliams leads the US investment team, which focuses on transaction origination, structuring, and execution. As part of his role, he also oversees the credit and due diligence framework for new and existing investments and assists with portfolio construction and financing. Mr. MacWilliams spent the first nine years of his career at UBS, where he most recently served as Director and Portfolio Manager. As a Portfolio Manager, he jointly managed over $800 million in structured products and whole loans on behalf of the Swiss National Bank. Mr. MacWilliams graduated from the Kania School of Business at the University of Scranton with a degree in Business Management. He is a certified Financial Risk Manager from the Global Association of Risk Professionals.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest.

The following table shows information regarding accounts (other than the Fund) managed by Joseph P. Marra, Ashees Jain, and Kent MacWilliams as of December 31, 2025:

		Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Joseph P. Marra	Registered Investment Companies:	-	$0	0	$0
	Other Pooled Investment Vehicles:	4	$135.6	3	$91.9
	Other Accounts:	-	$0	0	$0
Ashees Jain	Registered Investment Companies:	-	$0	0	$0
	Other Pooled Investment Vehicles:	4	$135.6	3	$91.9
	Other Accounts:	-	$0	0	$0
Kent Mac Williams	Registered Investment Companies:	-	$0	0	$0
	Other Pooled Investment Vehicles:	4	$135.6	3	$91.9
	Other Accounts:	-	$0	0	$0

Conflicts of Interest

The Adviser and its affiliates (the “Affiliated Persons”) will not be precluded from engaging directly or indirectly in any other business or other activity, including exercising investment advisory and management responsibility and buying, selling or otherwise dealing with portfolio investments and other investments for their own accounts, for the accounts of family members, for the accounts of other funds and for the accounts of individual and institutional clients (collectively, “Other Accounts”). Such Other Accounts may have investment objectives or may implement investment strategies similar to those of the Fund. The Affiliated Persons may also have investments in certain of the Other Accounts. Each of the Affiliated Persons may give advice and take action in the performance of their duties to their Other Accounts that could differ from the timing and nature of action taken with respect to the Fund. The Affiliated Persons will have no obligation to make, purchase or sell for the Fund any investment that the Affiliated Persons make, purchase or sell, or recommend for origination, purchase or sale, for their own accounts or for any of the Other Accounts. The Fund will not have any rights of first refusal, co-investment or other rights in respect of the investments made by Affiliated Persons for the Other Accounts, or in any fees, profits or other income earned or otherwise derived from them. If a determination is made that the Fund and one or more Other Accounts should make, purchase or sell the same investments at the same time, the Affiliated Persons will allocate these purchases and sales as is considered equitable to each.

The Affiliated Persons will attempt to allocate investment opportunities that come to their attention on a fair and equitable basis among the Fund and the Other Accounts for which participation in the respective opportunity is considered appropriate pro rata in proportion to the relative net worth of each such account. In determining whether participation by an account is appropriate, the Affiliated Persons shall take into account, among other considerations: (a) whether the risk-return profile of the proposed investment is consistent with the objectives of the Fund, which objectives may be considered (i) solely in light of the specific investment under consideration or (ii) in the context of the portfolio’s overall holdings and available capital; (b) the potential for the proposed investment to create an imbalance in the portfolio of the Fund; (c) liquidity requirements of the Fund; (d) potential tax consequences; (e) legal or regulatory restrictions; (f) the need to re-size risk in the portfolio of the Fund; and (g) whether the Fund and/or Other Accounts have a substantial amount of investable cash (e.g., during a “ramp-up” period). Notwithstanding the foregoing, there can be no assurance that an investment opportunity which comes to the attention of any of the Affiliated Persons will not be allocated to an Other Account, with the Fund being unable to participate in such investment opportunity or participating only on a limited basis. In addition, there may be circumstances under which the Affiliated Persons will consider participation by Other Accounts in investment opportunities in which the Affiliated Persons do not intend to invest, or intend to invest only on a limited basis, on behalf of the Fund. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, investment activities of the Fund and the Other Accounts may differ considerably from time to time.

The Affiliated Persons have or may develop relationships or provide services to the Fund or strategic partners or other affiliates of the Fund (including issuers in which the Fund has invested or where the Fund otherwise has an interest). Affiliated Persons may provide services including, but not limited to, loan origination, loan servicing, underwriting, consulting, and other services. There are no Current Affiliated Persons providing services to the Fund.

To the extent that any Affiliated Person provides services to the Fund, other investment entities managed by the Adviser, or portfolio investments of the Fund or such other investment entities, the Adviser believes that the rates charged are customary or market rates. The Adviser has a conflict of interest in utilizing Affiliated Persons for services and negotiating the terms of such arrangements, since such arrangements will not be determined at “arms-length.”

As a result of the foregoing, the Affiliated Persons may have conflicts of interest in allocating their time and activity between the Fund and the Other Accounts, in allocating investments among the Fund and the Other Accounts and in effecting transactions for the Fund and the Other Accounts, including ones in which the Affiliated Persons may have a greater financial interest.

In the ordinary course of business, the Fund may enter into transactions with affiliates and issuers that may be considered related party transactions. The Fund has implemented certain policies and procedures to screen transactions for any possible affiliations between the proposed portfolio investment, the Fund and other affiliated persons, including the Adviser, shareholders that own more than 5% of the Fund, employees, officers and directors of the Fund and the Adviser and certain persons directly or indirectly controlling, controlled by or under common control with the foregoing persons. The Fund will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the Fund has taken appropriate actions to seek Board review and approval or SEC exemptive relief for such transaction.

In the course of the Fund’s investing activities, it pays management fees to the Adviser and reimburses the Adviser for certain expenses it incurs in accordance with the Investment Advisory Agreement. As a result, investors in the Fund’s common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the senior management team of the Adviser has interests that differ from those of the Fund’s shareholders, giving rise to a conflict.

During periods of unusual market conditions, the Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only investment funds, accounts or similar arrangements that are typically managed on a side-by-side basis with levered and/or long-short investment funds, accounts or similar arrangements.

(a)(3) Compensation of the Portfolio Management Team Portfolio Manager Compensation Structure.

The Adviser’s personnel are subject to the MA Financial Group’s compensation policies. Compensation for key advisory personnel comprises fixed annual remuneration as well as variable incentives. The purpose of the variable incentives is to reward for achieving annual and longer-term objectives that drive execution of the Fund’s strategy and creates sustainable shareholder wealth, in a manner consistent with MA Financial Group’s values, drivers and risk culture. The incentives comprise a mixture of cash, deferred shares of MA Financial Group and interests in the carried interest in certain Funds managed by MA Financial Group. The remuneration structure has been designed to deliver shareholder outcomes and encourages measured and responsible business building and growth.(a)(4) Disclosure of Securities Ownership.

Portfolio Management Team’s Ownership of Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of December 31, 2025:

Name	Aggregate Dollar Range of Equity Securities in the Fund
Joseph P. Marra	$50,001–$100,000
Ashees Jain	$10,001–$50,000
Kent MacWilliams	$1-$10,000

(b) Not Applicable.

ITEM 14. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee accepts and reviews shareholder nominations for trustees. A shareholder nomination for trustee may be submitted to the registrant by sending the nomination to the nominating committee. The nominating committee will evaluate candidates recommended by management of the registrant and by shareholders in a similar manner, as long as the recommendation submitted by a shareholder includes at a minimum: the name, address and telephone number of the recommending shareholder and information concerning the shareholder’s interests in the registrant in sufficient detail to establish that the shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating committee in evaluating the recommended nominee’s qualifications to serve as a trustee.

ITEM 16. CONTROLS AND PROCEDURES

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) MA Specialty Credit Income Fund

By (Signature and Title)*

/s/ Paul Grady
Paul Grady, Treasurer
(Principal Financial Officer)

Date	March 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/s/ Joseph P. Marra
Joseph P. Marra, President
(Principal Executive Officer)

Date	March 5, 2026

By (Signature and Title)*

/s/ Paul Grady
Paul Grady, Treasurer
(Principal Financial Officer)

Date	March 5, 2026

*	Print the name and title of each signing officer under his or her signature.